Document and Entity Information (USD $)	12 Months Ended
	Sep. 30, 2010	Nov. 22, 2010	Mar. 31, 2010
Document and Entity Information
Document Type	10-K
Amendment Flag	false
Document Period End Date	2010-09-30
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Entity Registrant Name	ESCO TECHNOLOGIES INC
Entity Central Index Key	0000866706
Current Fiscal Year End Date	--09-30
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		26,539,285
Entity Public Float			$ 825,932,685
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2008
CONSOLIDATED STATEMENTS OF OPERATIONS
Net sales	$ 607,493	$ 619,064	$ 613,566
Costs and expenses:
Cost of sales	361,942	372,351	367,951
Selling, general and administrative expenses	157,348	152,397	147,324
Amortization of intangible assets	11,633	19,214	17,044
Interest expense, net	3,977	7,450	9,808
Other expenses, net	2,928	4,480	161
Total costs and expenses	537,828	555,892	542,288
Earnings before income tax	69,665	63,172	71,278
Income tax expense	24,819	13,867	23,709
Net earnings from continuing operations	44,846	49,305	47,569
Earnings (loss) from discontinued operations, net of tax of $568 and $229 in 2009 and 2008, respectively		135	(282)
Loss on sale from discontinued operations, net of tax of $905 and $157 in 20009 and 2008, respectively		(32)	(576)
Net earnings (loss) from discontinued operations		103	(858)
Net earnings	$ 44,846	$ 49,408	$ 46,711
Earnings (loss) per share:
Continuing operations	$ 1.7	$ 1.88	$ 1.84
Discontinued operations			$ (0.04)
Net earnings	$ 1.7	$ 1.88	$ 1.8
Continuing operations	$ 1.68	$ 1.86	$ 1.81
Discontinued operations			$ (0.03)
Net earnings	$ 1.68	$ 1.86	$ 1.78
Average common shares outstanding (in thousands):
Basic	26,450	26,216	25,909
Diluted	26,738	26,560	26,315

CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (USD $) In Thousands	12 Months Ended
	Sep. 30, 2009	Sep. 30, 2008
CONSOLIDATED STATEMENTS OF OPERATIONS
Earnings (loss) from discontinued operations, tax	$ 568	$ 229
Loss on sale from discontinued operations, tax	$ 905	$ 157

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	Sep. 30, 2010	Sep. 30, 2009
ASSETS
Cash and cash equivalents	$ 26,508	$ 44,630
Accounts receivable, less allowance for doubtful accounts of $1,855 and $1,457 in 2010 and 2009, respectively	141,098	108,620
Costs and estimated earnings on long-term contracts, less progress billings of $12,189 and $19,861 in 2010 and 2009, respectively	12,743	10,758
Inventories	83,034	82,020
Current portion of deferred tax assets	15,809	20,417
Other current assets	17,169	13,750
Total current assets	296,361	280,195
Property, Plant and Equipment
Land and land improvements	4,986	4,996
Buildings and leasehold improvements	50,318	49,181
Machinery and equipment	75,721	71,773
Construction in progress	5,970	2,290
Property, Plant and Equipment, Gross	136,995	128,240
Less accumulated depreciation and amortization	64,432	58,697
Net property, plant and equipment	72,563	69,543
Goodwill	355,656	330,719
Intangible assets, net	229,736	221,600
Other assets	19,975	21,630
Total Assets	974,291	923,687
LIABILITIES AND SHAREHOLDERS' EQUITY
Current maturities of long-term debt	50,000	50,000
Accounts payable	59,088	47,218
Advance payments on long-term contracts, less costs incurred of $19,547 and $17,484 in 2010 and 2009, respectively	5,729	2,840
Accrued salaries	23,762	20,465
Current portion of deferred revenue	21,907	20,215
Accrued other expenses	26,494	23,247
Total current liabilities	186,980	163,985
Pension obligations	29,980	27,483
Deferred tax liabilities	79,388	78,471
Other liabilities	17,961	5,941
Long-term debt	104,000	130,467
Total liabilities	418,309	406,347
Shareholders' equity
Preferred stock, par value $.01 per share, authorized 10,000,000 shares
Common stock, par value $.01 per share, authorized 50,000,000 shares; Issued 29,839,343 and 29,771,103 shares in 2010 and 2009, respectively	298	298
Additional paid-in capital	270,943	265,794
Retained earnings	359,274	322,878
Accumulated other comprehensive loss, net of tax	(14,793)	(11,598)
Total shareholders' equity before treasury stock	615,722	577,372
Less treasury stock, at cost (3,338,986 and 3,357,046 common shares in 2010 and 2009, respectively)	(59,740)	(60,032)
Total shareholders' equity	555,982	517,340
Total Liabilities and Shareholders' Equity	$ 974,291	$ 923,687

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Sep. 30, 2010	Sep. 30, 2009
Consolidated Balance Sheets (Parenthetical)
Allowance for doubtful accounts	$ 1,885	$ 1,457
Costs and estimated earnings on long-term contracts, progress billings	12,189	19,861
Advance payments on long-term contracts, costs incurred	$ 19,547	$ 17,484
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	10,000,000	10,000,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	50,000,000	50,000,000
Common stock, shares issued	29,839,343	29,771,103
Treasury stock, shares	3,338,986	3,357,046

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (USD $) In Thousands, except Share data	Common Stock	Additional Paid-in Capital	Treasury Stock	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at Sep. 30, 2007	$ 292	$ 243,131	$ (61,002)	$ 226,759	$ 6,303	$ 415,483
Balance, shares at Sep. 30, 2007	29,160
Comprehensive income:
Net earnings				46,711		46,711
Translation adjustments					(869)	(869)
Net unrecognized actuarial loss, net of tax					(4,043)	(4,043)
Interest rate swap, net of tax					(835)	(835)
Comprehensive income						40,964
Stock options and stock compensation plans, net of tax benefit	3	11,109	678			11,790
Stock options and stock compensation plans, shares	305
Balance at Sep. 30, 2008	295	254,240	(60,324)	273,470	556	468,237
Balance, shares at Sep. 30, 2008	29,465
Comprehensive income:
Net earnings				49,408		49,408
Translation adjustments					(707)	(707)
Net unrecognized actuarial loss, net of tax					(11,393)	(11,393)
Interest rate swap, net of tax					(54)	(54)
Comprehensive income						37,254
Stock options and stock compensation plans, net of tax benefit	3	11,554	292			11,849
Stock options and stock compensation plans, shares	306
Balance at Sep. 30, 2009	298	265,794	(60,032)	322,878	(11,598)	517,340
Balance, shares at Sep. 30, 2009	29,771					29,771,103
Comprehensive income:
Net earnings				44,846		44,846
Translation adjustments					(1,557)	(1,557)
Net unrecognized actuarial loss, net of tax					(2,234)	(2,234)
Interest rate swap, net of tax					596	596
Comprehensive income						41,651
Cash dividends declared ( $0.32 per share)				(8,450)		(8,450)
Stock options and stock compensation plans, net of tax benefit		5,149	292			5,441
Stock options and stock compensation plans, shares	68
Balance at Sep. 30, 2010	$ 298	$ 270,943	$ (59,740)	$ 359,274	$ (14,793)	$ 555,982
Balance, shares at Sep. 30, 2010	29,839					29,839,343

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY ( Parenthetical) (USD $) In Thousands, except Per Share data	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2008
Shareholders' equity (Parenthetical)
Stock options and stock compensation plans, net of tax benefit	$ (105)	$ (325)	$ (845)
Cash dividends declared	$ 0.32
Interest rate swap, net of tax	(385)	62	512
Net unrecognized actuarial loss, net of tax	$ 1,422	$ 7,488	$ 2,506

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	12 Months Ended
	Sep. 30, 2010	Sep. 30, 2009	Sep. 30, 2008
Cash flows from operating activities:
Net earnings	$ 44,846	$ 49,408	$ 46,711
Adjustments to reconcile net earnings to net cash provided by operating activities:
Net (earnings) loss from discontinued operations, net of tax		(103)	858
Depreciation and amortization	22,137	30,267	27,067
Stock compensation expense	4,558	4,866	3,990
Changes in current assets and liabilities	(9,615)	1,566	(12,154)
Effect of deferred taxes on tax provision	4,059	(2,543)	12,349
Change in deferred revenue and costs, net	329	1,781	(3,284)
Change in uncertain tax positions	765	(5,700)	2,335
Other	(56)	(2,068)	(801)
Increase (Decrease) in Operating Liabilities [Abstract]
Increase (Decrease) in Billing in Excess of Cost of Earnings	2,889	(4,627)	3,716
Net cash provided by operating activities - continuing operations	67,023	77,474	77,071
Net earnings (loss) from discontinued operation, net of tax		103	(858)
Net cash provided by discontinued operations		39	673
Net cash provided (used) by operating activities - discontinued operations		142	(185)
Net cash provided by operating activities	67,023	77,616	76,886
Cash flows from investing activities:
Acquisition of business, net of cash acquired	(32,316)	(6,442)	(345,395)
Proceeds from sale of marketable securities			4,966
Change in restricted cash (acquisition escrow)	2,041	2,189	(6,841)
Capital expenditures	(13,438)	(9,255)	(16,669)
Additions to capitalized software	(8,827)	(5,004)	(10,488)
Net cash used by investing activities - continuing operations	(52,540)	(18,512)	(374,427)
Capital expenditures - discontinued operations			(1,140)
Proceeds from divestiture of business, net - discontinued operations		3,100	74,370
Net cash provided by investing activities - discontinued operations		3,100	73,230
Net cash used by investing activities	(52,540)	(15,412)	(301,197)
Cash flows from financing activities:
Proceeds from long-term debt	40,000	32,000	304,157
Principal payments on long-term debt	(66,467)	(85,183)	(71,197)
Dividends paid	(6,335)
Debt issuance costs			(2,965)
Net decrease in short-term borrowings - discontinued operations			(2,844)
Proceeds from exercise of stock options	767	6,621	6,384
Other	988	1,029	1,075
Net cash (used) provided by financing activities	(31,047)	(45,533)	234,610
Effect of exchange rate changes on cash and cash equivalents	(1,558)	(708)	(270)
Net (decrease) increase in cash and cash equivalents	(18,122)	15,963	10,029
Cash and cash equivalents at beginning of year	44,630	28,667	18,638
Cash and cash equivalents at end of year	26,508	44,630	28,667
Changes in current assets and liabilities:
Accounts receivable, net	(27,960)	26,090	(32,688)
Costs and estimated earnings on long-term contracts, net	(1,985)	(1,663)	2,425
Inventories	5,926	(17,001)	443
Other current assets	(2,397)	(714)	4,777
Accounts payable	10,597	(1,764)	1,163
Advance payments on long-term contracts, net	2,889	(4,627)	3,716
Accrued expenses	3,315	1,245	8,010
Total changes in current assets and liabilities	(9,615)	1,566	(12,154)
Supplemental cash flow information:
Interest paid	3,536	7,425	9,233
Income taxes paid (including state, foreign & AMT)	$ 21,378	$ 22,144	$ 7,004

Summary of Significant Accounting Policies	12 Months Ended
Sep. 30, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

1. Summary of Significant Accounting Policies

A. PRINCIPLES OF CONSOLIDATION

The Consolidated Financial Statements include the accounts of ESCO Technologies Inc. (ESCO) and its wholly owned subsidiaries (the Company). All significant intercompany transactions and accounts have been eliminated in consolidation.

B. BASIS OF PRESENTATION

Fair values of the Company's financial instruments are estimated by reference to quoted prices from market sources and financial institutions, as well as other valuation techniques. The estimated fair value of each class of financial instruments approximated the related carrying value at September 30, 2010, and 2009.

The business and most of the assets of Comtrak Technologies, LLC (Comtrak) were sold during the second quarter of fiscal 2009. In addition, the Filtertek businesses (excluding TekPackaging LLC) were sold during fiscal 2008. Comtrak and Filtertek are accounted for as discontinued operations in accordance with accounting principles generally accepted in the United States of America (GAAP).

C. NATURE OF OPERATIONS

The Company has three reportable segments: Utility Solutions Group (USG), RF Shielding and Test (Test), and Filtration/Fluid Flow (Filtration).

USG: Aclara is a proven supplier of special purpose fixed-network communications systems for electric, gas and water utilities, including hardware and software to support advanced metering applications. Doble provides high-end, intelligent, diagnostic test solutions for the electric power delivery industry.

Test: The EMC Group is an industry leader in providing its customers with the ability to identify, measure and contain magnetic, electromagnetic and acoustic energy.

Filtration: The companies within this segment primarily design and manufacture specialty filtration products including hydraulic filter elements used in commercial aerospace applications, unique filter mechanisms used in micro-propulsion devices for satellites and custom designed filters for manned and unmanned aircraft.

D. USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The Company regularly evaluates the estimates and assumptions related to the allowance for doubtful trade receivables, inventory obsolescence, warranty reserves, value of equity-based awards, goodwill and purchased intangible asset valuations, asset impairments, employee benefit plan liabilities, income tax liabilities and assets and related valuation allowances, uncertain tax positions, and litigation and other loss contingencies. Actual results could differ from those estimates.

E. REVENUE RECOGNITION

USG Segment: Within the USG segment, approximately 96% of the segment's revenue arrangements (approximately 60% of consolidated revenues) contain software components. Revenue under these arrangements is recognized in accordance with FASB ASC Subtopic 985-605, Software — Revenue Recognition. The segment's software revenue arrangements within Aclara generally include multiple products and services, or "elements" consisting of meter and substation hardware, meter reading system software, program management support during the deployment period and software support (post-contract customer support or "PCS"). These arrangements typically require the Company to deliver software at the inception of the arrangement while the hardware and program management support are delivered over the contractual deployment period. Software support is provided during deployment and subsequent thereto. The software element included in such arrangements is essential to the functionality of the hardware and, therefore, the hardware is considered to be software-related. Hardware is considered a specified element in the software arrangement and vendor-specific objective evidence of fair value ("VSOE") has been established for this element. VSOE for the hardware element is determined based on the price when sold separately to customers. These revenue arrangements are divided into separate units of accounting if the delivered item(s) has value to the customer on a stand-alone basis, there is objective and reliable evidence of the fair value of the undelivered item(s) and delivery/performance of the undelivered item(s) is probable. For multiple element arrangements, revenue is allocated to the individual elements based on VSOE of the individual elements.

The application of these principles requires judgment, including the determination of whether a software arrangement includes multiple elements and estimates of the fair value of the elements. The VSOE of the fair value of undelivered elements is determined based on the historical evidence of stand-alone sales of these elements to customers. Hardware revenues are generally recognized at the time of shipment or receipt by customer depending upon contract terms. VSOE generally does not exist for the software element; therefore, the Company uses the residual method to recognize revenue when VSOE exists for all other undelivered elements. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is recognized as revenue.

The applicable guidance requires the seller of software that includes post-contract customer support (PCS) to establish VSOE of the undelivered element of the contract in order to account separately for the PCS revenue. The Company determines VSOE by a consistent pricing of PCS and PCS renewals as a percentage of the software license fees or by reference to contractual renewals, when the renewal terms are substantive. Revenues for PCS are recognized ratably over the maintenance term specified in the contract (generally in 12 monthly increments). Revenues for program management support are recognized when services have been provided. The Company determines VSOE for program management support based on hourly rates when services are performed separately.

Approximately 4% of segment revenues are recognized when services are performed for unaffiliated customers or when products are delivered (when title and risk of ownership transfers).

Test Segment: Within the Test segment, approximately 40% of rev-enues (approximately 10% of consolidated revenues) are recognized when products are delivered (when title and risk of ownership transfers) or when services are performed for unaffiliated customers. Certain arrangements contain multiple elements which are accounted for under the provisions of FASB ASC Subtopic 605-25, Revenue Recognition: Multiple-Element Arrangements. The multiple elements generally consist of materials and installation services used in the construction and installation of standard shielded enclosures to measure and contain magnetic and electromagnetic energy. The installation process does not involve changes to the features or capabilities of the equipment and does not require proprietary information about the equipment in order for the installed equipment to perform to specifications. There is objective and reliable evidence of fair value for each of the units of accounting, and as a result, the arrangement revenue is allocated to the separate units of accounting based on their relative fair values. Typically, fair value is the price of the deliverable when it is regularly sold on a stand-alone basis.

Approximately 60% of the segment's revenues (approximately 15% of consolidated revenues) are recorded under the percentage-of-completion provisions of FASB ASC Subtopic 605-35, Revenue Recognition: Construction-Type and Production-Type Contracts due to the complex nature of the enclosures that are designed and produced under these contracts. Products accounted for under this Subtopic include the construction and installation of complex test chambers to a buyer's specifications that provide its customers with the ability to measure and contain magnetic, electromagnetic and acoustic energy. As discussed above, for arrangements that are accounted for under this Subtopic, the Company estimates profit as the difference between total estimated revenue and total estimated cost of a contract and recognizes these revenues and costs based on either (a) units delivered or (b) contract milestones.

If a reliable measure of output cannot be established (which applies in less than 10% of Test segment revenues or 2% of consolidated revenues), input measures (e.g., costs incurred) are used to recognize revenue. Given the nature of the Company's operations related to these contracts, costs incurred represent an appropriate measure of progress towards completion.

The percentage-of-completion method of accounting involves the use of various techniques to estimate expected costs at completion. These estimates are based on Management's judgment and the Company's substantial experience in developing these types of estimates.

Filtration Segment: Within the Filtration segment, approximately 60% of revenues (approximately 10% of consolidated revenues) are recognized when products are delivered (when title and risk of ownership transfers) or when services are performed for unaffiliated customers.

Approximately 40% of segment revenues (approximately 5% of consolidated revenues) are recorded under the percentage-of-completion provisions of FASB ASC Subtopic 605-35, Revenue Recognition: Construction-Type and Production-Type Contracts. Products accounted for under this Subtopic include the design, development and manufacture of complex fluid control products, quiet valves, manifolds and systems primarily for the aerospace and military markets. For arrangements that are accounted for under this Subtopic, the Company estimates profit as the difference between total estimated revenue and total estimated cost of a contract and recognizes these revenues and costs based on units delivered. The percentage-of-completion method of accounting involves the use of various techniques to estimate expected costs at completion.

F. CASH AND CASH EQUIVALENTS

Cash equivalents include temporary investments that are readily convertible into cash, such as money market funds.

G. ACCOUNTS RECEIVABLE

Accounts receivable have been reduced by an allowance for amounts that the Company estimates are uncollectible in the future. This estimated allowance is based on Management's evaluation of the financial condition of the customer and historical write-off experience.

H. COSTS AND ESTIMATED EARNINGS ON LONG-TERM CONTRACTS

Costs and estimated earnings on long-term contracts represent unbilled revenues, including accrued profits, accounted for under the percentage-of-completion method, net of progress billings.

I. INVENTORIES

Inventories are valued at the lower of cost (first-in, first-out) or market value. Inventories under long-term contracts reflect accumulated production costs, factory overhead, initial tooling and other related costs less the portion of such costs charged to cost of sales and any unliquidated progress payments. In accordance with industry practice, costs incurred on contracts in progress include amounts relating to programs having production cycles longer than one year, and a portion thereof will not be realized within one year.

J. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are recorded at cost. Depreciation and amortization are computed primarily on a straight-line basis over the estimated useful lives of the assets: buildings, 10-40 years; machinery and equipment, 3-10 years; and office furniture and equipment, 3-10 years. Leasehold improvements are amortized over the remaining term of the applicable lease or their estimated useful lives, whichever is shorter.

K. GOODWILL AND OTHER LONG-LIVED ASSETS

Goodwill represents the excess of purchase costs over the fair value of net identifiable assets acquired in business acquisitions. The Company accounts for goodwill as required by FASB ASC Topic 350, Intangibles — Goodwill & Other. Management annually reviews goodwill and other long-lived assets with indefinite useful lives for impairment or whenever events or changes in circumstances indicate the carrying amount may not be recoverable. If the Company determines that the carrying value of the long-lived asset may not be recoverable, a permanent impairment charge is recorded for the amount by which the carrying value of the long-lived asset exceeds its fair value.

Fair value is measured based on a discounted cash flow method using a discount rate determined by Management to be commensurate with the risk inherent in the Company's current business model. Other intangible assets represent costs allocated to identifiable intangible assets, principally capitalized software, patents, trademarks, and technology rights. See Note 4 regarding goodwill and other intangible assets activity.

L. CAPITALIZED SOFTWARE

The costs incurred for the development of computer software that will be sold, leased, or otherwise marketed are charged to expense when incurred as research and development until technological feasibility has been established for the product. Technological feasibility is typically established upon completion of a detailed program design. Costs incurred after this point are capitalized on a project-by-project basis in accordance with FASB ASC Topic 985, Software. Capitalized costs primarily consist of external development costs. Upon general release of the product to customers, the Company ceases capitalization and begins amortization, which is calculated on a project-by-project basis as the greater of (1) the ratio of current gross revenues for a product to the total of current and anticipated future gross revenues for the product or (2) the straight-line method over the estimated economic life of the product. The Company generally amortizes the software development costs over a three-to-ten year period based upon the estimated future economic life of the product. Factors considered in determining the estimated future economic life of the product include anticipated future revenues, and changes in software and hardware technologies. Management annually reviews the carrying values of capitalized costs for impairment or whenever events or changes in circumstances indicate the carrying amount may not be recoverable. If expected cash flows are insufficient to recover the carrying amount of the asset, then an impairment loss is recognized to state the asset at its net realizable value.

M.
IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS
TO BE DISPOSED

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to dispose.

N. INCOME TAXES

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets may be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company regularly reviews its deferred tax assets for recoverability and establishes a valuation allowance when Management believes it is more likely than not such assets will not be recovered, taking into consideration historical operating results, expectations of future earnings, tax planning strategies, and the expected timing of the reversals of existing temporary differences.

O. RESEARCH AND DEVELOPMENT COSTS

Company-sponsored research and development costs include research and development and bid and proposal efforts related to the Company's products and services. Company-sponsored product development costs are charged to expense when incurred. Customer-sponsored research and development costs incurred pursuant to contracts are accounted for similar to other program costs. Customer-sponsored research and development costs refer to certain situations whereby customers provide funding to support specific contractually defined research and development costs.

P. FOREIGN CURRENCY TRANSLATION

The financial statements of the Company's foreign operations are translated into U.S. dollars in accordance with FASB ASC Topic 830, Foreign Currency Matters. The resulting translation adjustments are recorded as a separate component of accumulated other comprehensive income.

Q. EARNINGS PER SHARE

Basic earnings per share is calculated using the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated using the weighted average number of common shares outstanding during the period plus shares issuable upon the assumed exercise of dilutive common share options and vesting of performance-accelerated restricted shares using the treasury stock method.

The number of shares used in the calculation of earnings per share for each year presented is as follows:

(In thousands)                                    2010         2009         2008

Weighted Average Shares
    Outstanding — Basic                     26,450      26,216      25,909

Dilutive Options and Performance-
    Accelerated Restricted Stock            288           344           406

Shares — Diluted                              26,738      26,560      26,315

Options to purchase 569,363 shares at prices ranging from  $32.55- $54.88 were outstanding during the year ended September 30, 2010, but were not included in the respective computation of diluted EPS because the options' exercise price was greater than the average market price of the common shares.

Options to purchase 605,186 shares at prices ranging from  $35.69- $54.88 were outstanding during the year ended September 30, 2009, but were not included in the respective computation of diluted EPS because the options' exercise price was greater than the average market price of the common shares. Options to purchase 542,689 shares at prices ranging from  $35.69- $54.88 were outstanding during the year ended September 30, 2008, but were not included in the respective computation of diluted EPS because the options' exercise price was greater than the average market price of the common shares. These options expire in various periods through 2014. Approximately 214,000, 180,000 and 140,000 restricted shares were outstanding but unearned at September 30, 2010, 2009 and 2008, respectively, and, therefore, were not included in the respective years' computations of diluted EPS.

R. SHARE-BASED COMPENSATION

The Company provides compensation benefits to certain key employees under several share-based plans providing for employee stock options and/or performance-accelerated restricted shares (restricted shares), and to non-employee directors under a non-employee directors compensation plan. Share-based payment expense is measured at the grant date based on the fair value of the award and is recognized on a straight-line basis over the requisite service period (generally the vesting period of the award).

S. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Accumulated other comprehensive loss of  $(14.8) million at September 30, 2010, consisted of  $(20.1) million related to the pension net actuarial loss;  $5.6 million related to currency translation adjustments; and  $(0.3) million related to interest rate swaps. Accumulated other comprehensive loss of  $(11.6) million at September 30, 2009, consisted of  $(17.9) million related to the pension net actuarial loss;  $7.2 million related to currency translation adjustments; and  $(0.9) million related to interest rate swaps.

T. DEFERRED REVENUE AND COSTS

Deferred revenue and costs are recorded when products or services have been provided but the criteria for revenue recognition have not been met. If there is a customer acceptance provision or there is uncertainty about customer acceptance, revenue and costs are deferred until the customer has accepted the product or service.

U. DERIVATIVE FINANCIAL INSTRUMENTS

All derivative financial instruments are reported on the balance sheet at fair value. The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as a hedge and on the type of hedge. For each derivative instrument designated as a cash flow hedge, the effective portion of the gain or loss on the derivative is deferred in accumulated other comprehensive income until recognized in earnings with the underlying hedged item. For each derivative instrument designated as a fair value hedge, the gain or loss on the derivative and the offsetting gain or loss on the hedged item are recognized immediately in earnings. Regardless of type, a fully effective hedge will result in no net earnings impact while the derivative is outstanding. To the extent that any hedge is ineffective at offsetting cash flow or fair value changes in the underlying hedged item, there could be a net earnings impact.

V. NEW ACCOUNTING STANDARDS

In October 2009, the Financial Accounting Standards Board (FASB) issued Update No. 2009-13, Multiple-Deliverable Revenue Arrangements (ASU 2009-13) and Update No. 2009-14, Certain Revenue Arrangements That Include Software Elements (ASU 2009-14) — Consensuses of the FASB Emerging Issues Task Force. ASU 2009-13 applies to multiple-deliverable revenue arrangements that are currently within the scope of Subtopic 605-25 and provides two significant changes: (i) requires an entity to allocate revenue in an arrangement using estimated selling prices of deliverables if a vendor does not have vendor-specific objective evidence or third-party evidence of selling price and (ii) eliminates the residual method to allocate the arrangement consideration. The consensus also expands the disclosure requirements for multiple-deliverable revenue arrangements. ASU 2009-14 removes tangible products from the scope of the software revenue guidance and provides guidance on determining whether software deliverables in an arrangement that includes a tangible product are within the scope of the software revenue guidance. These consensuses are to be applied on a prospective basis for revenue arrangements entered into in fiscal years beginning on or after June 15, 2010. The adoption of these consensuses is not expected to have a material impact on the Company's financial position or results of operations.

Acquisitions	12 Months Ended
Sep. 30, 2010
Acquisitions
Acquisitions

2. Acquisitions

2010

Effective July 31, 2010, the Company acquired the capital stock of Crissair, Inc. (Crissair) for a purchase price of approximately  $27 million, net of cash acquired. Crissair, headquartered in Palmdale, California, is a manufacturer of high-quality hydraulic, fuel and pneumatic system components for the aerospace industry. The operating results for Crissair, since the date of acquisition, are included within the Filtration segment. The Company recorded approximately  $9 million of goodwill as a result of the transaction,  $4.3 million of trade names and  $7.4 million of amortizable identifiable intangible assets consisting of customer relationships.

On September 3, 2010, the Company acquired the capital stock of Xtensible Solutions, Inc. (Xtensible) for a purchase price of approximately  $4 million in cash plus contingent consideration valued at approximately  $12 million. Xtensible is a provider of information management and integration solutions to the utility industry worldwide and its operating results, since the date of acquisition, are included within the USG segment (as part of Aclara). The agreement includes contingent consideration to be earned and paid out over the next three and a half years based on target revenues. The Company recorded approximately  $15 million of goodwill as a result of the transaction.

2009

On September 21, 2009, the Company acquired a minority equity interest in Firetide, Inc. for  $4 million in cash. Firetide, Inc. is a provider of wireless infrastructure mesh network management systems which will enable communications with other Smart Grid assets and this technology will be used in Aclara's Acendant Network solution. This investment is accounted for under the cost method and is included in Other assets on the Company's Consolidated Balance Sheet as of September 30, 2010.

On July 2, 2009, the Company acquired certain assets of Complus Systems Pvt Ltd. (Complus) in India for approximately  $1.2 million in cash and formed a new Indian entity. The entity will operate as ETS-India and its operating results, since the date of acquisition, are included within the Test segment.

2008

On November 30, 2007, the Company acquired the capital stock of Doble for a purchase price of approximately  $328 million, net of cash acquired. Doble, headquartered in Watertown, Massachusetts, is a worldwide leader in providing high-end intelligent diagnostic test solutions for the electric utility industry. The operating results for Doble, since the date of acquisition, are included within the USG segment.

The purchase price allocation was as follows:

(In thousands)

Net tangible assets                                                       $ 44,498
Identifiable intangible assets:
    Trade names                                                            112,290
    Customer relationships                                              52,510
    Software and databases                                                 3,790

Total identifiable intangible assets                               168,590
Goodwill                                                                      192,203
Long-term deferred tax liabilities                                (67,830)

    Total cash consideration                                       $ 337,461

Reconciliation of purchase price:
Total cash consideration                                           $ 337,461
Less: cash acquired                                                        (9,639)

Purchase price                                                           $ 327,822

The identifiable intangible assets consisting of customer relationships will be amortized on a straight-line basis over twenty years and the software and databases will be amortized on a straight-line basis over five years. The identifiable intangible asset consisting of trade names has an indefinite life and is not subject to amortization.

On July 31, 2008, the Company acquired the capital stock of Doble Lemke GmbH and Doble Lemke AG (collectively "Lemke", formerly named "LDIC") for a purchase price of approximately  $13 million, net of cash acquired. Lemke is a manufacturer of partial discharge diagnostic testing instruments and systems serving the interna-tional electric utility industry. The operating results for Lemke since the date of acquisition are included within Doble in the USG segment. The Company recorded approximately  $8 million of goodwill as a result of the transaction,  $2.5 million of trade names and  $1.5 million of amortizable identifiable intangible assets consisting of customer relationships.

All of the Company's acquisitions have been accounted for using the purchase method of accounting and accordingly, the respective purchase prices were allocated to the assets (including intangible assets) acquired and liabilities assumed based on estimated fair values at the date of acquisition. The financial results from these acquisitions have been included in the Company's financial statements from the date of acquisition. Pro forma financial information related to the Company's acquisitions was not presented as it was not significant to the Company's results of operations. None of the goodwill recorded as part of the acquisitions mentioned above is expected to be deductible for U.S. Federal or state income tax purposes except for the goodwill recorded in connection with the Xtensible acquisition.

Divestitures	12 Months Ended
Sep. 30, 2010
Divestitures
Divestitures

3. Divestitures

2009

On March 13, 2009, the Company completed the sale of the business and most of the assets of Comtrak Technologies, LLC (Comtrak) for  $3.1 million, net, of cash (referred to as the "Comtrak sale"). This business is reflected as a discontinued operation in the financial statements and related notes for all periods presented. Comtrak's operations were previously included within the Company's USG segment. A pretax loss of  $1.2 million related to the sale and its 2009 results of operations are reflected in the Company's fiscal 2009 results in discontinued operations. Comtrak's net sales were  $3.4 million and  $10.3 million for the years ended September 30, 2009, and 2008, respectively. The pretax loss from Comtrak's operations was  $0.3 million for the year ended September 30, 2008.

2008

On November 25, 2007, the Company completed the sale of the filtration portion of Filtertek Inc. (Filtertek) to Illinois Tool Works Inc. for  $74.4 million, net. The TekPack division of Filtertek was not included in the transaction. Accordingly, the Filtertek businesses are reflected as discontinued operations in the financial statements and related notes for all periods presented. A pretax loss of  $0.2 million related to Filtertek is reflected in the Company's fiscal 2008 results in discontinued operations. Filtertek's net sales were  $13.7 million for the two-month period ended November 25, 2007. Filtertek's operations were included within the Company's Filtration segment prior to divestiture. The operations of the TekPack business are reflected in continuing operations and continue to be included in the Filtration segment.

Goodwill and Other Intangible Assets	12 Months Ended
Sep. 30, 2010
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

4. Goodwill and Other Intangible Assets

Included on the Company's Consolidated Balance Sheets at September 30, 2010, and 2009 are the following intangible assets gross carrying amounts and accumulated amortization:

(Dollars in millions)                                       2010         2009

Goodwill                                                       $ 355.7        330.7

Intangible assets with determinable lives:
    Patents
        Gross carrying amount                          $  13.5          13.6
        Less: accumulated amortization               13.3          13.1

            Net                                                   $    0.2            0.5

    Capitalized software
        Gross carrying amount                          $ 102.4          93.7
        Less: accumulated amortization                49.3          41.9

            Net                                                   $   53.1          51.8

    Customer Relationships
        Gross carrying amount                          $  61.4          54.0
        Less: accumulated amortization                 8.3            5.0

            Net                                                   $  53.1          49.0

    Other
        Gross carrying amount                          $    9.7          10.2
        Less: accumulated amortization                 8.2            7.5

            Net                                                   $    1.5            2.7

Intangible assets with indefinite lives:
    Trade names                                             $ 121.8        117.6

The Company performed its annual evaluation of goodwill and intangible assets for impairment during the fourth quarter of fiscal 2010 and concluded no impairment existed at September 30, 2010.

The changes in the carrying amount of goodwill attributable to each business segment for the years ended September 30, 2010, and 2009 are as follows:

(Dollars in millions)            USG       Test  Filtration      Total

Balance as of
    September 30, 2008        $279.1       29.5           20.3      328.9

        Acquisitions                     0.8         1.0              —           1.8

Balance as of
    September 30, 2009         279.9       30.5           20.3      330.7

        Acquisitions                   16.2          —              8.8        25.0

Balance as of
    September 30, 2010        $ 296.1       30.5             29.1        355.7

Amortization expense related to intangible assets with determinable lives was  $11.6 million,  $19.2 million and  $17 million in 2010, 2009 and 2008, respectively. The decrease in amortization expense in 2010 as compared to the prior years was mainly due to the Company's TWACS NG software. During 2010, the Company re-evaluated the economic useful life of its TWACS NG software and concluded the remaining TWACS NG asset value has an expected remaining useful life of ten years. The Company recorded  $4.5 million,  $12.2 million and  $11 million of amortization expense related to Aclara PLS's TWACS NG software in 2010, 2009 and 2008, respectively. Patents are amortized over the life of the patents, generally 17 years. Capitalized software is amortized over the estimated useful life of the software, generally three to seven years. Customer relationships are generally amortized over twenty years. Intangible asset amortization for fiscal years 2011 through 2015 is estimated at approximately  $11.5 million declining to  $10 million per year.

Accounts Receivable	12 Months Ended
Sep. 30, 2010
Accounts Receivable
Accounts Receivable

5. Accounts Receivable

Accounts receivable, net of the allowance for doubtful accounts, consist of the following at September 30, 2010, and 2009:

(Dollars in thousands)                                     2010         2009

Commercial                                                  $137,833    104,409

U.S. Government and prime contractors           3,265        4,211

    Total                                                        $141,098    108,620

Inventories	12 Months Ended
Sep. 30, 2010
Inventories
Inventories

6. Inventories

Inventories consist of the following at September 30, 2010, and 2009:

(Dollars in thousands)                                     2010         2009

Finished goods                                            $29,902      38,153

Work in process — including
    long-term contracts                                18,743      16,433

Raw materials                                              34,389      27,434

    Total                                                      $83,034      82,020

Property, Plant and Equipment	12 Months Ended
Sep. 30, 2010
Property, Plant and Equipment
Property, Plant and Equipment

7. Property, Plant and Equipment

Depreciation expense of property, plant and equipment from continuing operations for the years ended September 30, 2010, 2009 and 2008 was  $10.5 million,  $11.1 million and  $10 million, respectively.

The Company leases certain real property, equipment and machinery under noncancelable operating leases. Rental expense under these operating leases for the years ended September 30, 2010, 2009 and 2008 was  $7.7 million,  $8 million and  $7.8 million, respectively. Future aggregate minimum lease payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of September 30, 2010 are:

(Dollars in thousands)
Years ending September 30:

2011                                                                                            $           7,004

2012                                                                                                        6,142

2013                                                                                                        4,625

2014                                                                                                        3,299

2015 and thereafter                                                                                 6,234

    Total                                                                                                $27,304

Income Tax Expense	12 Months Ended
Sep. 30, 2010
Income Tax Expense
Income Tax Expense

8. Income Tax Expense

Total income tax expense (benefit) for the years ended September 30, 2010, 2009 and 2008 was allocated as follows:

(Dollars in thousands)                              2010           2009         2008

Income tax expense from
    continuing operations                         $24,819     13,867      23,709

Discontinued operations                            —         (1,473)          386

    Total income tax expense                   $24,819     12,394     24,095

The components of income from continuing operations before income taxes consisted of the following for the years ended September 30:

(Dollars in thousands)                              2010           2009         2008

United States                                           $66,639      60,477    66,723

Foreign                                                      3,026        2,695       4,555

    Total income before income taxes       $69,665     63,172     71,278

The principal components of income tax expense (benefit) from continuing operations for the years ended September 30, 2010, 2009 and 2008 consist of:

(Dollars in thousands)                              2010           2009          2008

Federal

    Current (including Alternative
        Minimum Tax)                               $17,585      10,425           463

    Deferred                                               4,199       (1,666)    16,820

State and local:

    Current                                                2,193         4,683       2,788

    Deferred                                                 230          (421)      2,139

Foreign:

    Current                                               1,130         1,179        1,234

    Deferred                                              (518)          (333)          265

    Total                                               $24,819        13,867      23,709

The actual income tax expense from continuing operations for the years ended September 30, 2010, 2009 and 2008 differs from the expected tax expense for those years (computed by applying the U.S. Federal corporate statutory rate) as follows:

                                                                    2010         2009          2008

Federal corporate statutory rate                  35.0%       35.0%       35.0%

State and local, net of Federal benefits          3.1            4.4            2.5

Foreign                                                        (1.5)          (0.2)         (0.3)

Research credit                                             0.3           (7.5)         (1.4)

Export Incentive                                          —              —           (2.2)

Domestic production deduction                  (1.9)          (1.8)          (1.1)

Share-based compensation                           —             0.4             0.7

Change in uncertain tax positions                0.1           (7.9)          (0.3)

Transaction costs                                        0.2             —              —

Other, net                                                   0.3           (0.4)            0.4

Effective income tax rate                           35.6%       22.0%       33.3%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at September 30, 2010, and 2009 are presented below.

(Dollars in thousands)                                               2010        2009

Deferred tax assets:

    Inventories, long-term contract accounting,
        contract cost reserves and others                    $    3,331      4,017

    Pension and other postretirement benefits             12,178   11,421

    Net operating loss carryforward — domestic             813       1,516

    Net operating loss carryforward — foreign              2,018      1,468

    Capital loss carryforward                                         254           254

    Other compensation-related costs
        and other cost accruals                                    14,196      11,761

    Federal research credit carryforward                       —           4,643

    State credit carryforward                                      1,545        1,200

        Total deferred tax assets                                34,335      36,280

Deferred tax liabilities:

    Plant and equipment, depreciation methods,
        acquisition asset allocations, and other         (96,300)    (92,708)

Net deferred tax liabilities before
    valuation allowance                                         (61,965)    (56,428)

Less valuation allowance                                       (1,613)      (1,626)

Net deferred tax liabilities                                  $ (63,578)    (58,054)

The Foreign net operating loss carryforward of  $2 million at September 30, 2010, reflects tax loss carryovers in Brazil, Germany and the United Kingdom. These losses have no expiration date.

At September 30, 2010, the Company has established a valuation allowance of  $0.3 million against the capital loss carryforward generated in 2008, as such loss carryforward may not be realized in future periods. In addition, the Company has established a valuation allowance against certain net operating loss (NOL) carryforwards in foreign jurisdictions which may not be realized in future periods. The valuation allowance established against the foreign NOL carryforwards was  $1.4 million at September 30, 2010, and 2009. The Company classifies its valuation allowance related to deferred taxes on a pro rata basis.

The Federal research credit expired on December 31, 2009, and was not reinstated prior to September 30, 2010, so the Company estimates the net Federal research tax credits related to fiscal year 2010 to be approximately  $0.1 million compared to  $0.7 million in 2009. Research credits of  $3.5 million were included in the fiscal 2009 provision as a result of a decrease in the Company's tax positions for the fiscal years 2000 through 2007. The state research credit has not expired and the Company expects the net fiscal year 2010 state research tax credits to be  $0.3 million compared to  $0.4 million in 2009. The Company has a net state research and other credit carryforward of  $1.5 million of which  $0.8 million expires between 2021 and 2025.

No deferred taxes have been provided on the accumulated unremitted earnings of  $33.7 million for the Company's foreign subsidiaries as of September 30, 2010. The Company's intention is to reinvest these earnings indefinitely. In the event these foreign entities' earnings were distributed, it is estimated that U.S. taxes, net of available foreign tax credits, of approximately  $6.7 million would be due, which would correspondingly reduce the Company's net earnings.

As of September 30, 2010, the Company had  $3.2 million of unrecognized benefits (see table below), of which  $3.1 million, net of Federal benefit, if recognized, would affect the Company's effective tax rate.

A reconciliation of the Company's unrecognized tax benefits for the years ended September 30, 2010, and 2009 is presented in the table below:

(Dollars in millions)                                         2010        2009

Balance as of October 1,                                  $ 3.3         13.0

Increases related to prior year tax positions      0.2           0.2

Decreases related to prior year tax positions    (0.2)       (10.0)

Increases related to current year tax positions   0.1          0.9

Decreases related to settlements with
    taxing authorities                                          —          (0.7)

Lapse of statute of limitations                         (0.2)         (0.1)

    Balance as of September 30,                        $ 3.2           3.3

The  $10 million decrease related to prior year tax positions for the year ended September 30, 2009, was primarily the result of the closing of a U.S. taxing authority's examination of the Company's research credit claims and the confirmation of the Company's tax position for the deduction of losses realized on the disposition of a portion of the MicroSep business in 2004. It is the Company's policy to record the tax effects of changes in the opening balance of unrecognized tax benefits in net earnings from continuing operations.

The Company anticipates a  $0.5 million reduction in the amount of unrecognized tax benefits in the next twelve months as a result of a lapse of the applicable statute of limitations. The Company's policy is to include interest related to unrecognized tax benefits in income tax expense and penalties in operating expense. As of September 30, 2010, 2009 and 2008, the Company had accrued interest related to uncertain tax positions of  $0.1 million,  $0.1 million and  $0.2 million, respectively, net of Federal income tax benefit, on its Consolidated Balance Sheet. No penalties have been accrued.

The principal jurisdictions for which the Company files income tax returns are U.S. Federal and the various city, state, and international locations where the Company has operations. Due to the timing of the utilization of the Company's net operating loss, the U.S. Federal tax years for the periods ended September 30, 1995, and forward remain subject to income tax examination. In the fourth quarter of 2009, the Internal Revenue Service (IRS) completed its examination of the Company's U.S. income tax returns for the periods ended September 30, 2003, through September 30, 2007; and the Company and the IRS reached mutual agreement of the adjustments to those returns. Various state tax years for the periods ended September 30, 2006, and forward remain subject to income tax examinations. The Company is subject to income tax in many jurisdictions outside the United States, none of which is individually material to the Company's financial position, statements of cash flows, or results of operations.

Debt	12 Months Ended
Sep. 30, 2010
Debt
Debt

9. Debt

Debt consists of the following at September 30, 2010, and 2009:

(Dollars in thousands)                                     2010         2009

Revolving credit facility,
    including current portion                          $154,000    180,467

Current portion of long-term debt                 (50,000)    (50,000)

    Total long-term debt,
        less current portion                              $104,000    130,467

At September 30, 2010, the Company had approximately  $163 mil-lion available to borrow under the credit facility, plus a  $50 million increase option, in addition to  $26.5 million cash on hand. The Company classified  $50 million as the current portion of long-term debt as of September 30, 2010, as the Company intends to repay this amount within the next twelve months; however, the Company has no contractual obligation to repay such amount during the next twelve months. The Company's ability to access the additional  $50 million increase option of the credit facility is subject to acceptance by participating or other outside banks. The credit facility has a maturity date of November 30, 2012.

The credit facility requires, as determined by certain financial ratios, a facility fee ranging from 15 to 25 basis points per annum on the unused portion. The terms of the facility provide that interest on borrowings may be calculated at a spread over the London Interbank Offered Rate (LIBOR) or based on the prime rate, at the Company's election. The facility is secured by the unlimited guaranty of the Company's material domestic subsidiaries and a 65% pledge of the material foreign subsidiaries' share equity. The financial covenants of the credit facility include a leverage ratio and an interest coverage ratio. During 2010 and 2009, the maximum aggregate short-term borrowings at any month-end were  $180.4 million and  $225.7 million, respectively; the average aggregate short-term borrowings outstanding based on month-end balances were  $170.6 million and  $210.8 million, respectively; and the weighted average interest rates were 1.87%, 3.26%, and 4.75% for 2010, 2009 and 2008, respectively. The letters of credit issued and outstanding under the credit facility totaled  $13 million and  $7.2 million at September 30, 2010, and 2009, respectively.

Capital Stock	12 Months Ended
Sep. 30, 2010
Capital Stock
Capital Stock

10. Capital Stock

The 29,839,343 and 29,771,103 common shares as presented in the accompanying Consolidated Balance Sheets at September 30, 2010, and 2009 represent the actual number of shares issued at the respective dates. The Company held 3,338,986 and 3,357,046 common shares in treasury at September 30, 2010, and 2009, respectively.

In July 2010, the Company's Board of Directors authorized an open market common stock repurchase program of the Company's shares at a value not to exceed  $30 million, subject to market conditions and other factors which covers the period through September 30, 2012. There were no stock repurchases during 2010, 2009 or 2008.

Share-Based Compensation	12 Months Ended
Sep. 30, 2010
Share-Based Compensation
Share-Based Compensation

11. Share-Based Compensation

The Company provides compensation benefits to certain key employees under several share-based plans providing for employee stock options and/or performance-accelerated restricted shares (restricted shares), and to non-employee directors under a non-employee directors compensation plan. During fiscal 2004, the Board of Directors authorized and the shareholders approved, the 2004 Incentive Compensation Plan, which states, in part, that on February 5, 2004, there shall be 2,000,000 shares added to the authorized shares allocated for the grant of stock options, stock appreciation rights, performance-accelerated restricted stock, or other full value awards. Of these, shares up to 600,000 may be utilized for performance-accelerated restricted stock or other full value awards. At September 30, 2010, the maximum number of full value shares available for issue under the 2004 Incentive Compensation Plan and the 2001 Stock Incentive Plan was 600,000 and 36,856 shares, respectively.

Stock Option Plans

The Company's stock option awards are generally subject to graded vesting over a three-year service period. All outstanding options were granted at prices equal to fair market value at the date of grant. The options granted prior to September 30, 2003, have a ten-year contractual life from date of issuance, expiring in various periods through 2013. Beginning in fiscal 2004, the options granted have a five-year contractual life from date of issuance. The Company recognizes compensation cost on a straight-line basis over the requisite service period for the entire award.

The fair value of each option award is estimated as of the date of grant using the Black-Scholes option pricing model. The weighted average assumptions for the periods indicated are noted below. Expected volatility is based on historical volatility of ESCO's stock calculated over the expected term of the option. The Company utilizes historical company data to develop its expected term assumption. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the date of grant. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in 2010, 2009 and 2008, respectively: expected dividend yield of 0.9%, 0% and 0%; expected volatility of 48.1%, 39.3% and 34.8%; risk-free interest rate of 1.9%, 1.9% and 2.9%; and expected term of 3.9 years, 3.8 years and 3.8 years.

Information regarding stock options awarded under the option plans is as follows:

                                                                                                FY2010                                   FY2009                               FY2008

                                                                                             Estimated                            Estimated                              Estimated
                                                                                             Weighted                             Weighted                              Weighted
                                                                                       Shares   Avg. Price               Shares    Avg. Price               Shares         Avg. Price

October 1,                                                                  891,826           $33.63            1,139,201          $ 30.40           1,558,941           $ 30.35

    Granted                                                                      2,000          $32.55               129,300           $ 37.42                16,000           $ 35.82

    Exercised                                                                (73,765)          $12.03             (336,876)          $ 22.85            (295,339)          $ 24.83

    Cancelled                                                                (58,130)          $41.17               (39,799)          $ 45.03            (140,401)          $ 42.22

September 30,                                                            761,931           $35.15               891,826          $ 33.63           1,139,201           $ 30.40

At September 30,

    Reserved for future grant                                       949,062                                   935,345                                1,010,014

    Exercisable                                                            677,538            $34.88               683,192           $ 31.61             884,812           $ 26.25

The aggregate intrinsic value of options exercised during 2010, 2009 and 2008 was  $1.3 million,  $5.2 million and  $5.5 million, respectively. The aggregate intrinsic value of stock options outstanding and exercisable at September 30, 2010, was  $4.1 million. The weighted-average contractual life of stock options outstanding at September 30, 2010, was 1.3 years. The weighted-average fair value of stock options per share granted in 2010, 2009 and 2008 was  $11.90,  $12.11, and  $10.98, respectively.

Summary information regarding stock options outstanding at September 30, 2010, is presented below:

                                                      Options Outstanding

                                                             Weighted-
                                                             Average        Weighted
                                   Number              Remaining     Average
Range of                     Outstanding at    Contractual    Exercise
Exercise Prices           Sept. 30, 2010      Life               Price

 $  8.61 -  $13.64                        82,710          1.0 year       $ 12.46

 $14.52 -  $27.44                      129,908          1.9 years      $ 14.91

 $32.55 -  $42.99                      304,665          1.3 years      $ 40.49

 $43.83 -  $54.88                      244,648          1.0 year       $ 46.90

                                               761,931          1.3 years      $ 35.15

                                           Exercisable Options Outstanding

                                                                                     Weighted
                                   Number                                       Average
Range of                     Exercisable at                               Exercise
Exercise Prices           Sept. 30, 2010                               Price

 $  8.61 -  $13.64                        82,710                              $ 12.46

 $14.52 -  $27.44                      129,374                              $ 14.86

 $35.69 -  $42.99                      220,806                              $ 41.70

 $43.83 -  $54.88                      244,648                              $ 46.90

                                               677,538                               $ 34.88

Performance-accelerated Restricted Share Awards

The performance-accelerated restricted shares (restricted shares) have a five-year term with accelerated vesting if certain performance targets are achieved. In these cases, if it is probable that the performance condition will be met, the Company recognizes compensation cost on a straight-line basis over the shorter performance period; otherwise, it will recognize compensation cost over the longer service period. Compensation cost for the majority of the outstanding restricted share awards is being recognized over the longer performance period as it is not probable the performance condition will be met. The restricted share award grants were valued at the stock price on the date of grant. Pretax compensation expense related to the restricted share awards was  $3.6 million,  $2.8 million and  $1.2 million for the fiscal years ended September 30, 2010, 2009 and 2008, respectively.

The following summary presents information regarding outstanding restricted share awards as of September 30, 2010, and changes during the period then ended:

                                                                                     Weighted
                                                                        Shares    Avg. Price

Nonvested at October 1, 2009                      300,354      $39.94

Granted                                                           81,352      $37.88

Vested                                                            (49,030)     $42.70

Cancelled                                                       (28,500)     $40.42

Nonvested at September 30, 2010                  304,176        $38.95

Non-Employee Directors Plan

The non-employee directors compensation plan provides to each non-employee director a retainer of 800 common shares per quarter. Compensation expense related to the non-employee director grants was  $0.5 million,  $0.7 million and  $0.7 million for the years ended September 30, 2010, 2009 and 2008, respectively.

The total share-based compensation cost that has been recognized in results of operations and included within SG&A (continuing operations) was  $4.6 million,  $4.9 million and  $4 million for the years ended September 30, 2010, 2009 and 2008, respectively. The total income tax benefit recognized in results of operations for share-based compensation arrangements was  $1.8 million,  $1.7 million and  $1.1 million for the years ended September 30, 2010, 2009 and 2008, respectively. The Company has elected to use tax law ordering rules when calculating the income tax benefit associated with its share-based payment arrangements. In addition, the Company elected to use the simplified method of calculating the pool of excess tax benefits available to absorb tax deficiencies recognized. As of September 30, 2010, there was  $6.5 million of total unrecognized compensation cost related to share-based compensation arrangements. That cost is expected to be recognized over a weighted-average period of 1.7 years.

Retirement and Other Benefit Plans	12 Months Ended
Sep. 30, 2010
Retirement and Other Benefit Plans
Retirement and Other Benefit Plans

12. Retirement and Other Benefit Plans

Substantially all domestic employees are covered by a defined contribution pension plan maintained by the Company. Effective December 31, 2003, the Company's defined benefit plan was frozen and no additional benefits have been accrued after that date. As a result, the accumulated benefit obligation and projected benefit obligation are equal. These frozen retirement income benefits are provided to employees under defined benefit pay-related and flat-dollar plans, which are noncontributory. In conjunction with the acquisition of Doble, the Company assumed responsibility for their defined benefit plan and has frozen the plan effective December 31, 2008 and no additional benefits have been accrued after that date. Effective October 1, 2009, the Company's defined benefit plan and Doble's benefit plan were merged into one plan. The annual contributions to the defined benefit retirement plans equal or exceed the minimum funding requirements of the Employee Retirement Income Security Act or applicable local regulations. In addition to providing retirement income benefits, the Company provides unfunded postretirement health and life insurance benefits to certain retirees. To qualify, an employee must retire at age 55 or later and the employee's age plus service must equal or exceed 75. Retiree contributions are defined as a percentage of medical premiums. Consequently, retiree contributions increase with increases in the medical premiums. The life insurance plans are noncontributory and provide coverage of a flat dollar amount for qualifying retired employees. Effective December 31, 2004, no new retirees are eligible for life insurance benefits.

The Company uses a measurement date of September 30 for its pension and other postretirement benefit plans. The Company has an accrued benefit liability of  $0.7 million and  $0.7 million at September 30, 2010 and 2009, respectively, related to its other postretirement benefit obligations. All other information related to its postretirement benefit plans is not considered material to the Company's results of operations or financial condition.

The following tables provide a reconciliation of the changes in the pension plans and fair value of assets over the two-year period ended September 30, 2010, and a statement of the funded status as of September 30, 2010, and 2009:

                                                                           Pension Benefits

(Dollars in millions)                                                 2010        2009

Reconciliation of benefit obligation

Net benefit obligation at beginning of year           $   74.9           59.7

Service cost                                                               0.2            0.4

Interest cost                                                              4.0            4.2

Actuarial loss                                                             4.2          13.9

Settlements                                                              (0.8)          (0.3)

Gross benefits paid                                                   (3.1)          (3.0)

Net benefit obligation at end of year                     $  79.4          74.9

                                                                           Pension Benefits

(Dollars in millions)                                                  2010        2009

Reconciliation of fair value of plan assets

Fair value of plan assets at beginning of year           $46.5             48.0

Actual return on plan assets                                       4.2             (0.8)

Employer contributions                                             2.4              2.6

Gross benefits paid                                                   (3.1)            (3.0)

Settlements                                                              (0.8)            (0.3)

Fair value of plan assets at end of year                     $49.2           46.5

                                                                                  Pension Benefits

(Dollars in millions)                                                        2010       2009

Funded Status

Funded status at end of year                                           $(30.2)      (28.4)

Unrecognized prior service cost                                     —              —

Unrecognized net actuarial (gain) loss                             —              —

    Accrued benefit cost                                                  (30.2)        (28.4)

Amounts recognized in the Balance Sheet
    consist of:

Noncurrent asset                                                               —              —

Current liability                                                               (0.3)          (1.0)

Noncurrent liability                                                       (29.9)        (27.4)

Accumulated other comprehensive income/loss
    (before tax effect)                                                      34.1           30.5

Amounts recognized in Accumulated Other
    Comprehensive Income/Loss consist of:

Net actuarial loss                                                            34.0          30.4

Prior service cost                                                             0.1            0.1

    Accumulated Other Comprehensive Income/Loss      $34.1           30.5

The following table provides the components of net periodic benefit cost for the plans for the years ended September 30, 2010, 2009 and 2008:

                                                                   Pension Benefits

(Dollars in millions)                          2010        2009       2008

Service cost                                         $ 0.2            0.4          0.6

Interest cost                                         4.0            4.2          3.8

Expected return on plan assets            (4.1)          (4.3)       (4.3)

Net actuarial loss                                  0.9            0.2          0.2

Settlement gain                                    (0.5)            —           —

    Net periodic benefit cost                  0.5            0.5          0.3

Defined contribution plans                   4.3            4.4          4.2

    Total                                              $ 4.8            4.9          4.5

The discount rate used in measuring the Company's pension obligations was developed by matching yields of actual high-quality corporate bonds to expected future pension plan cash flows (benefit payments). Over 400 Aa-rated, non-callable bonds with a wide range of maturities were used in the analysis. After using the bond yields to determine the present value of the plan cash flows, a single representative rate that resulted in the same present value was developed. The expected long-term rate of return on plan assets assumption was determined by reviewing the actual investment return of the plans since inception and evaluating those returns in relation to expectations of various investment organizations to determine whether long-term future returns are expected to differ significantly from the past.

The following weighted-average assumptions were used to determine the net periodic benefit cost for the pension plans:

                                                           2010         2009       2008

Discount rate                                     5.50%       7.25%      6.25%

Rate of increase in
    compensation levels                       N/A           N/A          N/A

Expected long-term rate of
    return on assets                              8.00%       8.25%      8.25%

The following weighted-average assumptions were used to determine the net periodic benefit obligations for the pension plans:

                                                                            2010        2009

Discount rate                                                      5.0%        5.5%

Rate of increase in
    compensation levels                                       N/A           N/A

The assumed rate of increase in compensation levels is not applicable in 2010, 2009 and 2008 as the plan was frozen.

The asset allocation for the Company's pension plans at the end of 2010 and 2009, the Company's acceptable range and the target allocation for 2011, by asset category, follows:

                                         Target Acceptable Percentage of Plan
                                  Allocation        Range Assets at Year-end

Asset Category                 2011                        2010         2009

Equity securities                60%       50-70%      63%          61%

Fixed income                     40%       30-50%      35%          36%

Cash/cash equivalents           0%           0-5%       2%            3%

The Company's pension plan assets are managed by outside investment managers and assets are rebalanced when the target ranges are exceeded. Pension plan assets consist principally of marketable securities including common stocks, bonds, and interest-bearing deposits. The Company's investment strategy with respect to pension assets is to achieve a total rate of return (income and capital appreciation) that is sufficient to accomplish the purpose of providing retirement benefits to all eligible and future retirees of the pension plan. The Company regularly monitors performance and compliance with investment guidelines.

FAIR VALUE OF FINANCIAL MEASUREMENTS

The fair values of the Company's defined benefit plan investments as of September 30, 2010, by asset category, are as follows:

(Dollars in millions)                  Level 1 Level 2 Level 3  Total

Investments at Fair Value:
Cash and Cash Equivalents              $ 0.9      $  —      $   —    $ 0.9

Common and Preferred Stock Funds:
    Domestic large capitalization     21.2         —          —    21.2

    Domestic mid capitalization         3.9         —          —      3.9

    Domestic small capitalization      1.0         —          —       1.0

    International funds                       5.2         —          —      5.2

Fixed Income Funds                         —         16.3        —     16.3

Real Estate Investments                   —          —          0.7     0.7

Total Investments at Fair Value    $ 32.2      16.3        0.7    49.2

For assets that are measured using quoted prices in active markets, the total fair value is the published market price per unit multiplied by the number of units held without consideration of transaction costs, which have been determined to be immaterial. Assets that are measured using significant other observable inputs are primarily valued by reference to quoted prices of markets that are not active. The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents: The carrying value of cash represents fair value as it consists of actual currency, and is classified as Level 1.

Common and preferred stock funds: The plans' common and preferred stock funds primarily consist of investments in listed U.S. and international company stock. The stock investments are valued using quoted prices from the various public markets. Most equity securities trade on formal exchanges, both domestic and foreign (e.g. NYSE, NASDAQ, LSE), and can be accurately described as active markets. The observable valuation inputs are unadjusted quoted prices that represent active market trades and are classified as Level 1.

Fixed income funds: Fixed income funds consist of investments in U.S. and foreign corporate credit, U.S. and foreign government issues (including agencies and mortgages), U.S. Treasuries, U.S. state and municipal securities and asset backed securities. These investments are generally priced by institutional bids, which reflect estimated values based on underlying model frameworks at various dealers and vendors, or are formally listed on exchanges, where dealers exchange bid and ask offers to arrive at most executed transaction prices. These investments are classified as Level 2.

Real estate investments: The plan invests in U.S. real estate through indirect ownership entities, which are structured as limited partnerships or private real estate investment trusts (REITs). Real estate investments are generally illiquid long-term assets valued in large part using inputs not readily observable in the public markets. All real estate investments are classified as Level 3.

EXPECTED CASH FLOWS

Information about the expected cash flows for the pension and other postretirement benefit plans follows:

                                                                      Pension        Other          (Dollars in millions)

                                                                       Benefits       Benefits

Expected Employer Contributions — 2011            $ 6.3            0.1

Expected Benefit Payments

2011                                                                       3.6            0.1

2012                                                                       3.8            0.1

2013                                                                       4.3            0.1

2014                                                                       4.1            0.1

2015                                                                       4.3            0.1

2016-2020                                                          $24.5             0.2

Derivative Financial Instruments	12 Months Ended
Sep. 30, 2010
Derivative Financial Instruments
Derivative Financial Instruments

13. Derivative Financial Instruments

Market risks relating to the Company's operations result primarily from changes in interest rates and changes in foreign currency exchange rates. The Company is exposed to market risk related to changes in interest rates and selectively uses derivative financial instruments, including forward contracts and swaps, to manage these risks. During 2009, the Company entered into two  $40 million one-year forward interest rate swaps effective October 5, 2009, to hedge some of its exposure to variability in future LIBOR-based interest payments on variable rate debt. During 2010, the Company entered into a  $60 million one-year amortizing forward interest rate swap effective October 5, 2010. All derivative instruments are reported on the balance sheet at fair value. The derivative instruments are designated as a cash flow hedge and the gain or loss on the derivative is deferred in accumulated other comprehensive income until recognized in earnings with the underlying hedged item. Including the impact of interest rate swaps outstanding, the interest rates on approximately 50% of the Company's total borrowings were effectively fixed as of September 30, 2010. The following is a summary of the notional transaction amounts and fair values for the Company's outstanding derivative financial instruments by risk category and instrument type, as of September 30, 2010.

(Dollars in thousands) Notional  Average Average              Fair
                                         Amount Rec Rate Pay Rate              Value

Interest rate swaps            $ 80,000       0.26%      1.52%       $       (13)

Interest rate swap*           $ 60,000         N/A      1.10%       $       (469)

* This swap represents a forward-starting swap and became effective in
October 2010.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective in fiscal 2009, the Company adopted the guidance in SFAS 157, now codified as FASB ASC 825, Financial Instruments, which defines fair value in generally accepted accounting principles and expands disclosures about fair value measurements.

At September 30, 2010, the Company's financial statements included a liability of  $0.5 million classified within accrued other expenses on the Company's Consolidated Balance Sheet, and accumulated other comprehensive loss of  $(0.3) million (net of deferred income tax effects of  $0.2 million) relating to the fair value of the interest rate swaps.

FASB ASC 825 establishes a three-level hierarchy for disclosure of fair value measurements, based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date, as follows:

Level 1: Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2: Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company's interest rate swaps are valued using a present value calculation based on an implied forward LIBOR curve (adjusted for the Company's credit risk) and are classified within Level 2 of the valuation hierarchy, as presented below as of September 30, 2010:

(Dollars in thousands)    Level 1    Level 2    Level 3               Total

Liabilities

    Interest rate swaps           $   —         $482         $  —                $482

Other Financial Data	12 Months Ended
Sep. 30, 2010
Other Financial Data
Other Financial Data

14. Other Financial Data

Items charged to operations during the years ended September 30, 2010, 2009 and 2008 included the following:

(Dollars in thousands)                    2010         2009         2008

Salaries and wages
    (including fringes)                 $160,780    153,416    144,199

Maintenance and repairs               3,440        3,807        3,356

Research and development
    (R&D) costs:

    Company-sponsored              32,199      31,974      32,955

    Customer-sponsored                4,035        2,937        5,293

    Total R&D                           $ 36,234      34,911      38,248

    Other engineering costs          13,250      14,370        8,644

    Total R&D and other
        engineering costs              $ 49,484      49,281      46,892

    As a % of net sales                   8.1%          8.0%        7.6%

A reconciliation of the changes in accrued product warranty liability for the years ended September 30, 2010, 2009, and 2008 is as follows:

(Dollars in thousands)                    2010         2009         2008

Balance as of October 1,               $4,370        2,788        1,445

Additions charged to expense        1,813        4,086        3,387

Deductions                                    (2,306)      (2,504)      (2,044)

Balance as of September 30,          $3,877         4,370       2,788

Business Segment Information	12 Months Ended
Sep. 30, 2010
Business Segment Information
Business Segment Information

15. Business Segment Information

The Company is organized based on the products and services it offers. Under this organizational structure, the Company has three reporting segments: Utility Solutions Group (USG), RF Shielding and Test (Test) and Filtration/Fluid Flow (Filtration).

The USG segment's operations consist of: Aclara Power-Line Systems Inc. (Aclara PLS); Aclara RF Systems Inc. (Aclara RF); Aclara Software Inc. (Aclara Software) and Doble Engineering Company (Doble). Aclara is a proven supplier of special purpose fixed-network communications systems for electric, gas and water utilities, including hardware and software to support advanced metering applications. Aclara's STAR® Network system and TWACS® technology provide advanced radio-frequency (RF) and power-line (PLS) based fixed-network technologies proven to meet the wide-ranging data communications requirements of utilities worldwide. Aclara Software applications add value across the utility enterprise, addressing meter and energy data management, distribution planning and operations, customer service, revenue management and integration solutions. Doble provides high-end, intelligent diagnostic test solutions for the electric power delivery industry and is a leading supplier of power factor and partial discharge testing instruments used to assess the integrity of high-voltage power delivery equipment.

Test segment operations represent the EMC Group, consisting primarily of ETS-Lindgren L.P. (ETS) and Lindgren R.F. Enclosures, Inc. (Lindgren). The EMC Group is an industry leader in providing its customers with the ability to identify, measure and contain magnetic, electromagnetic and acoustic energy. The EMC Group also manufactures radio frequency (RF) shielding products and components used by manufacturers of medical equipment, communications systems, electronic products, and shielded rooms for high-security data processing and secure communication.

The Filtration segment's operations consist of: PTI Technologies Inc., VACCO Industries, Crissair, Inc. and TekPackaging LLC. The companies within this segment design and manufacture specialty filtration products including hydraulic filter elements used in commercial aerospace applications, unique filter mechanisms used in micro-propulsion devices for satellites and custom designed filters for manned and unmanned aircraft.

Accounting policies of the segments are the same as those described in the summary of significant accounting policies in Note 1 to the Consolidated Financial Statements. The operating units within each reporting segment have been aggregated because of similar economic characteristics and meet the other aggregation criteria of FASB ASC 280.

The Company evaluates the performance of its operating units based on EBIT, which is defined as: Earnings Before Interest and Taxes. Intersegment sales and transfers are not significant. Segment assets consist primarily of customer receivables, inventories, capitalized software and fixed assets directly associated with the production processes of the segment. Segment depreciation and amortization is based upon the direct assets listed above. Information in the tables below is presented on a Continuing Operations basis and excludes Discontinued Operations.

NET SALES

(Dollars in millions)

Year ended September 30,                  2010         2009          2008

Utility Solutions                                $348.3        374.0        352.7

Test                                                   138.4        138.4        144.8

Filtration                                           120.8        106.7        116.1

Consolidated totals                           $607.5        619.1        613.6

No customers exceeded 10% of sales in 2010. One customer (PG&E) exceeded 10% of sales in 2009 with sales of  $106.2 million and in 2008 with sales of  $110.2 million.

EBIT

(Dollars in millions)

Year ended September 30,                2010         2009         2008

Utility Solutions                               $ 67.4          62.5          66.6

Test                                                   12.2          14.1          13.9

Filtration                                           19.5          18.1          21.2

Reconciliation to consolidated
    totals (Corporate)                        (25.5)        (24.1)        (20.6)

Consolidated EBIT                           73.6          70.6          81.1

    Less: interest expense                   (3.9)          (7.4)          (9.8)

    Earnings before income tax        $ 69.7          63.2          71.3

IDENTIFIABLE ASSETS

(Dollars in millions)

Year ended September 30,                2010         2009         2008

Utility Solutions                              $207.5        193.2        198.3

Test                                                   80.4          69.4          84.2

Filtration                                           79.2          61.7          59.7

Corporate                                         607.2        599.4        585.9

Consolidated totals                         $ 974.3        923.7        928.1

Corporate assets consist primarily of goodwill, deferred taxes, acquired intangible assets and cash balances.

CAPITAL EXPENDITURES

(Dollars in millions)

Year ended September 30,                  2010         2009         2008

Utility Solutions                                $  5.3            6.2            9.0

Test                                                     1.9            1.5            5.9

Filtration                                              6.2            1.6            1.6

Corporate                                            —              —             0.2

Consolidated totals                            $ 13.4            9.3          16.7

In addition to the above amounts, the Company incurred expenditures for capitalized software of  $8.8 million,  $5 million and  $10.5 million in 2010, 2009 and 2008, respectively.

DEPRECIATION AND AMORTIZATION

(Dollars in millions)

Year ended September 30,                  2010         2009         2008

Utility Solutions                                $12.2          20.5          18.0

Test                                                    2.3            2.2            1.8

Filtration                                            2.7            2.7            2.8

Corporate                                           4.9            4.9            4.5

Consolidated totals                           $22.1          30.3          27.1

GEOGRAPHIC INFORMATION

Net sales

(Dollars in millions)

Year ended September 30,              2010         2009         2008

United States                                $466.1        508.4        482.7

Far East                                          54.2          48.4          55.5

Europe                                           36.7          28.2          34.4

Other                                             50.5          34.1          41.0

Consolidated totals                       $607.5        619.1        613.6

Long-lived assets

(Dollars in millions)

Year ended September 30,                 2010         2009         2008

United States                                    $66.1          62.3          66.2

Europe                                                3.1            3.2            3.5

Other                                                  3.4            4.0            2.7

Consolidated totals                            $72.6          69.5          72.4

Net sales are attributed to countries based on location of customer. Long-lived assets are attributed to countries based on location of the asset.

Commitments and Contingencies	12 Months Ended
Sep. 30, 2010
Commitments and Contingencies
Commitments and Contingencies

16. Commitments and Contingencies

At September 30, 2010, the Company had  $13 million in letters of credit outstanding as guarantees of contract performance. As a normal incidence of the businesses in which the Company is engaged, various claims, charges and litigation are asserted or commenced against the Company. With respect to claims and litigation asserted or commenced against the Company, it is the opinion of Management that final judgments, if any, which might be rendered against the Company are adequately reserved, covered by insurance, or are not likely to have a material adverse effect on its financial condition or results of operation.

Quarterly Financial Information	12 Months Ended
Sep. 30, 2010
Quarterly Financial Information
Quarterly Financial Information

17. Quarterly Financial Information (Unaudited)

                                                                                                                                           First    Second         Third      Fourth       Fiscal

(Dollars in thousands, except per share amounts)                                                 Quarter    Quarter     Quarter    Quarter          Year

2010

Net sales                                                                                                            $ 112,705    129,281    157,582    207,925    607,493

Net earnings from continuing operations                                                               436        5,966      14,547      23,897      44,846

Net earnings from discontinued operations                                                             —            —              —           —           —

Net earnings                                                                                                          436        5,966      14,547      23,897      44,846

Basic earnings per share:

    Net earnings from continuing operations                                                          0.02          0.23          0.55          0.90          1.70

    Net earnings from discontinued operations                                                        —            —            —              —              —

    Net earnings                                                                                                     0.02          0.23          0.55          0.90          1.70

Diluted earnings per share:

    Net earnings from continuing operations                                                         0.02          0.22          0.55          0.89          1.68

    Net earnings from discontinued operations                                                      —               —           —              —             —

    Net earnings                                                                                                $    0.02          0.22          0.55          0.89          1.68

2009

Net sales                                                                                                   $ 147,357    154,156    148,102    169,449    619,064

Net earnings from continuing operations                                                        5,840      10,605      11,093      21,767      49,305

Net earnings (loss) from discontinued operations                                             (20)         (209)          332              —           103

Net earnings                                                                                                   5,820      10,396      11,425      21,767      49,408

Basic earnings (loss) per share:

    Net earnings from continuing operations                                                     0.22          0.41          0.42          0.83          1.88

    Net earnings (loss) from discontinued operations                                           —          (0.01)         0.02             —             —

    Net earnings                                                                                                0.22          0.40          0.44          0.83          1.88

Diluted earnings (loss) per share:

    Net earnings from continuing operations                                                    0.22          0.40          0.42          0.82          1.86

    Net earnings (loss) from discontinued operations                                          —         (0.01)         0.01              —              —

    Net earnings                                                                                          $    0.22          0.39          0.43          0.82          1.86

See Notes 2 and 3 of Notes to Consolidated Financial Statements for discussion of acquisition and divestiture activity.

See Note 8 of Notes to Consolidated Financial Statements for discussion of the favorable settlement of uncertain tax positions in the 2009 fourth quarter that positively affected EPS by  $0.19 related to the disposition of a portion of the MicroSep business in 2004.